VARIABLE UNIVERSAL LIFE INSURANCE POLICY
PROSPECTUS SUPPLEMENT
issued by
SECURITY LIFE OF DENVER INSURANCE COMPANY
and its
SECURITY LIFE SEPARATE ACCOUNT LI
SECURITY LIFE SEPARATE ACCOUNT S-L1

Supplement dated October 31, 2006, to the Prospectus dated April 28, 2006. Please read it carefully and keep it with your prospectus for future reference.
______________________________________________________________________

The following new subsection is hereby added to the “Special Features and Benefits” section of the prospectus:

Substitution of the Insured Person

Subject to our standard underwriting rules and certain other conditions, after the first policy year a corporate or business owner may elect to substitute one insured person who is an employee for another. When a corporate or business owner makes this election we will transfer the net policy value of the policy covering the initial insured person to a new policy which covers the substitute insured person. The fees and charges for the new policy will be based on the individual characteristics of the substitute insured person and the policy date of the new policy. Substitution of the insured person is a taxable event and may also, depending on individual circumstances, cause the policy to be classified as a modified endowment contract. See the Modified Endowment Contracts subsection in the prospectus, as amended below. A corporate or business policy owner should consult with a qualified tax adviser to determine the particular consequences of electing to substitute one insured person who is an employee for another.

The “Waiver and Reduction of Fees and Charges” section of the prospectus is hereby deleted and replaced with the following:

Waiver and Reduction of Fees and Charges

We may waive or reduce any of the fees and charges under the policy, as well as the minimum amount of insurance coverage set forth in this prospectus. Any waiver or reduction will be based on expected economies that result in lower sales, administrative or mortality expenses. For example, we may expect lower expenses in connection with sales to:

  Certain groups or sponsored arrangements (including our employees, employees of our affiliates,
  our   appointed sales agents and certain family members of each of these groups of individuals);

  Corporate or business policy owners/purchasers (including sales related to a corporate or business policy owner’s election to substitute one insured person who is an employee for another);

  Our policyholders or the policyholders of our affiliated companies; or

  Certain groups or individuals who purchase the policy through investment professionals who charge
  a   fee for their services.

Any variation in fees and charges will be based on differences in costs or services and our rules in effect at the time. We may change our rules from time to time, but we will not unfairly discriminate in any waiver or reduction.

140968	Page 1 of 2	October 2006

The first paragraph of the “Modified Endowment Contract” section of the prospectus is hereby deleted and replaced with the following:

Modified Endowment Contracts

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts” and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued, such as reduction or increase in benefits, policy reinstatement or substitution of the insured person, could also cause it to be classified as a modified endowment contract or increase the period during which the policy must be tested. A current or prospective policy owner should consult with a qualified tax adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.

140968	Page 2 of 2	October 2006